EXHIBIT 23.01

INDEPENDENT AUDITORS' CONSENT


  We consent to the incorporation by reference in Registration Statement No. 33-

60342 of Loews Corporation on Form S-3 of our report dated February 14, 1996,

appearing in this Annual Report on Form 10-K of Loews Corporation for the year ended December 31, 1995.









Deloitte & Touche LLP



New York, New York
March 22, 1996